NET FINANCE COSTS (Details) - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Interest expense on financial liabilities measured at amortized cost:
Loans and borrowings	$ 362	$ 291
Leases	39	17
Unwinding of discount rate	15	8
Gain in fair value of non-commodity-related derivative financial instruments	(5)	(4)
Foreign exchange losses (gains) and other	(9)	23
Net finance costs	$ 420	$ 289